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                                  EXHIBIT 99.1

                               AMENDMENT AGREEMENT
                                     BETWEEN
                         SMITHKLINE BEECHAM CORPORATION
                                       AND
                            NPS PHARMACEUTICALS, INC.
                                      DATED
                                OCTOBER 28, 1996

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                                             CONFIDENTIAL TREATMENT REQUESTED
                                               THE REDACTED MATERIAL HAS BEEN
                                         SEPARATELY FILED WITH THE COMMISSION
                               THE APPROPRIATE SECTIONS HAVE BEEN BLACKED OUT

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                         [SmithKline Beecham letterhead]
                                                                  28 October 96

NPS Pharmaceuticals, Inc.
420 Chipeta Way                                 Confidential Treatment Requested
Salt Lake City, Utah 84108

     RE:   Amendment Agreement

Dear Sirs:

     This letter (hereinafter "Letter") will confirm that the Collaborative Research and License Agreement between NPS Pharmaceuticals, Inc., a corporation of the state of Delaware, having a place of business at 420 Chipeta Way, Salt Lake City, Utah 84108, U.S.A. (herein referred to as "NPS") and SmithKline Beecham Corporation, a corporation of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. (hereinafter referred to as "SB") dated November 1, 1993, as amended by the Amendment Agreement dated June 29, 1995, and as further amended by the Letter Agreement dated February 14, 1996 (herein collectively referred to as "Agreement") shall be amended, effective as of the date of NPS' signature below, as follows:

   - In Paragraph 1.34, insert the words "or otherwise amended by the parties, in a mutually executed writing" after the words "in accordance with Paragraph 2.06";

   - In Paragraph 2.01, delete the words "three (3) years" and replace them with the words "four (4) years";

   - In Paragraph 3.01, delete the words "per NPS FTE per RESEARCH year" and replace them with the words "per NPS FTE for the first three (3) RESEARCH years and at a level of (Confidential Treatment Requested) per NPS FTE for the fourth RESEARCH year";

   - In Paragraph 3.01, insert the words "except to the extent that such number is subsequently amended by the parties, in a mutually executed writing" after the words "as written as of the EFFECTIVE DATE".

   - In Paragraph 3.02, insert the words "except to the extent that such number is subsequently amended by the parties, in a mutually executed writing" after the words "as written as of the EFFECTIVE DATE".

   - In Appendix B, add the attachment to this Letter at the end thereof;

   - All other terms and conditions of the Agreement shall remain in full force and effect.


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                                                Confidential Treatment Requested

     Please indicate your acceptance of this Amendment Agreement by signing and dating the duplicate copies of this letter below and returning on such fully executed copy to SB.


                              Very truly yours,
                              SMITHKLINE BEECHAM CORPORATION

                              By:  /s/ Brian Metcalf
                                 ---------------------------------------
                                        Senior Vice President
                              Title:    Chemical & Cellular Sciences
                                    ------------------------------------

                              Date:   10/30/96
                                   -------------------------------------

AGREED TO AND ACCEPTED:
NPS PHARMACEUTICALS, INC.

By:  /s/ Hunter Jackson
   ---------------------
Title:   CEO
      ------------------
Date:    10/30/96
     -------------------


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                                                Confidential Treatment Requested

                 RESEARCH OBJECTIVES DURING FOURTH RESEARCH YEAR

[




                        (Confidential Treatment Requested)

                                          ]


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                                                Confidential Treatment Requested

     HEADCOUNT (FTE) ASSIGNMENT FOR RESEARCH DURING THE FOURTH RESEARCH YEAR

[




                           (Confidential Treatment Requested)

                                                    ]


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